UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 28, 2015

Date of Report (Date of earliest event reported)

Abtech Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-52762	14-1994102
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4110 North Scottsdale Road, Suite 235

Scottsdale, Arizona 85251

(Address of Principal Executive Offices)

(480) 874-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The disclosures required by this Item 1.01 are contained in Item 3.02 below and are incorporated as if fully restated herein.

Item 3.02	Unregistered Sales of Equity Securities

Background

As disclosed in the Current Report on Form 8-K filed on November 10, 2015, and in the Definitive Information Statement filed on November 30, 2015, filed by Abtech Holdings, Inc. (the “Company”), the Company’s Board of Directors (the “Board”) approved a comprehensive Financing Agreement (the “Financing Agreement”) by and among the Company and the Financing Agreement Parties (defined below), pursuant to which (i) the Company would convert the outstanding debt held by the debt holders into unregistered shares of the Company’s common stock par value $0.001 per share (“Common Stock”) pursuant to the terms of the form Debt Conversion Agreement attached as Exhibit B to the Financing Agreement, and (ii) the Company would sell unregistered shares of Common Stock to purchasers pursuant to the terms of the form Securities Purchase Agreement attached as Exhibit C to the Financing Agreement, as further discussed below. In considering the Financing Agreement, among many other considerations, the Board reviewed its own independence as well as management’s in negotiating the final terms of the Financing Agreement, and determined that the Board and management were disinterested and independent with respect to the transaction.

Financing Agreement

On November 4, 2015, the Company entered into the Financing Agreement with Golden Properties Ltd., Hugo Neu Corporation, Alexander Moldovan, Donald R. Kendall, Jr., The Harry Mittelman and Brenda Mittelman Living Trust, The Harry Mittelman Revocable Living Trust, Steven Kohlhagen, Upen Bharwada and Christopher Davis (collectively, the “Financing Agreement Parties”). The Financing Agreement, as amended (see the Form 8-K filed on November 10, 2015), provides for the conversion of $10,796,344 of the Company’s outstanding debt, including the debt converted pursuant to the Pre-Transaction Conversion Agreements (as such term is defined in the Form 8-K filed on November 10, 2015), into 359,878,140 shares of unregistered Common Stock. According to the terms of the Financing Agreement, the debt holders converted their debt into unregistered Common Stock pursuant to the terms of a form Conversion Agreement, attached as Exhibit B to the Financing Agreement. The table below provides the material terms of each Conversion Agreement entered into by the Company with the respective debt holders:

Name of Debt Holder	Outstanding Debt (includes principal and interest)	Number of Shares Issued	Common Stock Share Price
Golden Properties Ltd. (Pre-Transaction Conversion)	$3,719,648.80	123,988,293	$0.03
Alexander Mouldovan (Pre-Transaction Conversion)	$225,433.26	7,514,442	$0.03
Golden Properties Ltd.	$5,613,962.27	187,132,076	$0.03
Hugo Neu Corporation	$669,232.88	22,307,763	$0.03
Donald R. Kendall, Jr.	$219,672.60	7,322,420	$0.03
Harry Mittleman and Brenda Mittleman Living Trust	$112,206.03	3,740,201	$0.03
Steven W. Kohlhagen IRA – note – other debt	$107,294.52 $25,750.00	3,576,484 858,333	$0.03
Upen Bharwada	$103,143.84	3,438,128	$0.03
Totals	$10,796,344.20	359,878,140

The Financing Agreement further provided for the private placement of 71,428,571 shares of Common Stock for $2.5 million in cash, for a total transaction value of approximately $13.3 million (the “Transaction”). According to the terms of the Financing Agreement, the purchasers will acquire the unregistered Common Stock pursuant to the terms of the form Securities Purchase Agreement, attached as Exhibit C to the Financing Agreement. The table below provides the material terms of each Securities Purchase Agreement entered into by the Company with each of the respective purchasers. The table also includes one purchaser, Upen Bharwada, who executed a Securities Purchase Agreement in the same form as the Securities Purchase Agreement attached as Exhibit C to the Financing Agreement. Mr. Bharwada’s purchase was subsequent to the execution of the Financing Agreement.

Name of Purchaser	Number of Shares Purchased	Price Paid at Stage One Closing	Common Stock Share Price
Golden Properties Ltd.	22,857,143	$800,000	$0.035
Hugo Neu Corporation	42,857,143	$1,500,000	$0.035
Donald R. Kendall, Jr.	1,428,572	$50,000	$0.035
Harry Mittelman Revocable Living Trust	2,857,143	$100,000	$0.035
Christopher Davis	1,428,572	$50,000	$0.035
Upen Bharwada	1,428,572	$50,000	$0.035
Totals	72,857,145	$2,550,000

As reported in the Current Report on Form 8-K dated November 10, 2015, the Transaction was scheduled to close in two stages. In stage one, which closed on November 10, 2015 (“Stage One”), the $3,945,082 of debt was converted into 131,502,735 shares of Common Stock. Following this conversion, the Board approved, subject to the approval of a majority of the Company’s stockholders, an increase in the shares of Common Stock that the Company is authorized to issue from 300,000,000 to 800,000,000. Upon receipt of the required stockholder approval, the Company filed a Definitive Information Statement on November 30, 2015 reporting that 134,676,121 shares of Common Stock, or 67.2% of the Company’s stockholders, had approved the increase. The increase was effective on December 28, 2015, upon the filing of a Certificate of Change with the Nevada Secretary of State.

The second closing (“Stage Two”) was scheduled to occur as promptly as practicable after a twenty (20) calendar day period from the filing of the definitive information statement and the filing of a Certificate of Change with the Nevada Secretary of State. Accordingly, Stage Two closed on December 28, 2015. The remaining debt of $6,851,262 was converted into 228,375,405 shares of Common Stock pursuant to the terms of the Conversion Agreements entered into by the Company and the applicable debt holders, and the Company issued 72,857,145 shares of Common Stock pursuant to the Securities Purchase Agreements for total purchases of $2.55 million.

The Company issued the Common Stock described above in reliance upon registration exemptions of the Securities Act afforded under Section 4(a)(2) thereunder and Rule 506 of Regulation D of the Securities Act. The Company relied upon representations from the Financing Agreement Parties in the Financing Agreement that they were “accredited investors” as defined in Rule 501(a) of Regulation D of the Securities Act as a basis for the exemption.

The foregoing description of the Financing Agreement and the form of Conversion Agreement and Securities Purchase Agreement, included as exhibits to the Financing Agreement, does not purport to be complete and is qualified in its entirety by reference to the full text of the Financing Agreement, a copy of which is filed as Exhibit 10.4 to the Current Report on Form 8-K filed on November 10, 2015, and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 28, 2015, the Company filed a Certificate of Change to its Articles of Incorporation with the Nevada Secretary of State for the purpose of increasing its authorized shares of common stock from 300,000,000 to 800,000,000 (the “Amendment”). The Company’s Board of Directors and a majority of its stockholders approved the Amendment on November 12, 2015 and it was effective on December 28, 2015.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 12, 2015, as previously disclosed in the Definitive Information Statement filed on November 30, 2015, the Company obtained the written consent in lieu of a meeting of stockholders from the holders of a majority of the Company’s outstanding common stock approving the Amendment. 134,676,121 shares of the Company’s Common Stock, or 67.2% of the Company’s stockholders, approved the Amendment. The increase was effective on December 28, 2015, upon the filing of the Amendment with the Nevada Secretary of State.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

3.1	Certificate of Change

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2016	ABTECH HOLDINGS, INC.

	By:	/s/ Glenn R. Rink
Glenn R. Rink, Chief Executive Officer and President